UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1 TO

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SINGULARITY FUTURE TECHNOLOGY LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

48 Wall Street, Suite 1100

New York, NY 10005

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

SINGULARITY FUTURE TECHNOLOGY LTD.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD [   ], 2025

To Our Stockholders:

You are invited to attend the special meeting of stockholders (the “Special Meeting”) of Singularity Future Technology Ltd. (the “Company”) on [   ], 2025 at [   ] a.m. at the [   ], for the following purposes:

1.	To approve the issuance of 1,700,000 warrants as adjusted, with each warrant initially exercisable to purchase one share of the Company’s common stock, with no par value (the “Common Stock”), at an exercise price of $6.07 per share (the “Warrants”), pursuant to a certain subscription agreement dated November 15, 2023 by and among the Company and certain non-affiliated investors, as amended (the “Issuance of Warrants”);

2.	To approve the issuance of 32,188,841 units (the “Unit”), each Unit consisting of one share of the Company’s Common Stock and three warrants (the “2025 Warrants”), each 2025 Warrant to purchase one share of the Common Stock of the Company, pursuant to certain securities purchase agreement (the “Securities Purchase Agreement”) dated June 19, 2025 in a private placement to certain “non-U.S. Persons” as defined in Regulation S of the Securities Act of 1933 (the “Issuance of the Units”);

3.	To approve the issuance of up to 6,500,000 shares of unrestricted Common Stock, subject to adjustment, pursuant to certain term sheet, dated May 29, 2025, between the Company and the plaintiffs in the action Crivellaro v. Singularity Future Technology Ltd., 1:22-cv-07499-BMC (the “Issuance of Settlement Shares”); and

4.	To transact such other business as may properly be brought before the Special Meeting and any adjournment or postponement thereof.

Stockholders of record at the close of business on [   ], 2025 shall be entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. A stockholder list will be available at our corporate offices beginning [   ], 2025 during normal business hours for examination by any stockholder registered on our stock ledger as of the record date for any purpose germane to the Special Meeting.

Your vote is important. Please submit a proxy as soon as possible so that your shares can be voted at the Special Meeting.

By Order of the Board of Directors

/s/ Jia Yang
Jia Yang
Chief Executive Officer

New York, New York
[ ], 2025

Whether or not you plan to attend the Special Meeting, we encourage you to vote and submit your proxy by telephone, via the Internet or by mail. For additional instructions, voting by telephone or via the Internet, please refer to the proxy card. To vote and submit your proxy by mail, please complete, sign and date the enclosed proxy card and return it in the enclosed envelope. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [   ], 2025

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE SPECIAL MEETING OF STOCKHOLDERS. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

How to Vote Your Shares

YOUR VOTE IS IMPORTANT. Your shares can be voted at the Special Meeting only if you are represented by proxy, please take the time to vote your proxy.

●	ATTEND IN PERSON THE COMPANY’S SPECIAL MEETING OF STOCKHOLDERS AND VOTE

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR VOTE VIA THE INTERNET OR BY TELEPHONE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON [   ], 2025. THE PROXY STATEMENT TO STOCKHOLDERS ARE AVAILABLE AT WWW.singularity.us

If not attending the meeting and voting in person, stockholders of record, or “registered stockholders,” can vote by proxy in the following three ways:

By Telephone:	Call the toll-free number indicated on the enclosed proxy card and follow the recorded instructions.

Via the Internet:	Go to the website indicated on the enclosed proxy card and follow the instructions provided.

By Mail:	Mark your vote, date, sign and return the enclosed proxy card in the postage-paid return envelope provided.

By Fax:	Fax to the number indicated on the enclosed proxy card and follow the instructions provided.

If your shares are held beneficially in “street” name through a nominee such as a financial institution, brokerage firm, or other holder of record, your vote is controlled by that institution, firm or holder. Your vote by proxy may also be cast by telephone or via the Internet, as well as by mail, if your financial institution or brokerage firm offers such voting alternatives. Please follow the specific instructions provided by your nominee on your voting instruction card.

Please note, that if your shares are held beneficially through a bank, broker or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from the record holder.

i

SINGULARITY FUTURE TECHNOLOGY LTD.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [   ], 2025

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE SPECIAL MEETING

Q:	Why am I receiving these materials?

A:	We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of our company for our 2025 special meeting of stockholders (the “Special Meeting”), which will take place on [ ], 2025. As a stockholder of record, you are invited to attend the Special Meeting and are entitled and requested to vote on the items of business described in this proxy statement. This proxy statement and accompanying proxy card (or voting instruction card) are being sent on or about [ ], 2025 to all stockholders entitled to vote at the Special Meeting.

Q:	When and where will the Special Meeting be held?

A:	The Special Meeting will be held on [ ], 2025 at [ ] a.m. local time, at [ ].

Q:	How do I attend the Special Meeting?

A:	Only stockholders of record on the record date of [ ], 2025 (the “Record Date”) are entitled to notice of, and to attend or vote at, the Special Meeting. If you plan to attend the meeting in person, please bring the following:

●	Photo identification.

●	Acceptable proof of ownership if your shares are held in “street name.”

Street name means your shares are held of record by brokers, banks, or other institutions. See below for additional information.

Acceptable proof of ownership is either (a) a letter from your broker confirming that you beneficially owned shares of our common stock (the “Common Stock”) on the Record Date or (b) an account statement showing that you beneficially owned shares of our Common Stock on the Record Date. If your shares are held in street name, you may attend the meeting with proof of ownership, but you may not vote your shares in person at the Special Meeting unless you have obtained a “legal proxy” or other evidence from your broker giving you the right to vote your shares at the Special Meeting.

Q:	What information is contained in this proxy statement?

A:	This proxy statement contains information regarding the proposals to be voted on at the Special Meeting and certain other required information.

Q:	How may I obtain the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024?

A:	Our Annual Report can be accessed through our website. We filed our Annual Report on Form 10-K for the fiscal year ended June 30, 2024 with the Securities and Exchange Commission (“SEC”) on October 15, 2024.

Q:	What items of business will be voted on at the Special Meeting?

A:	The items of business scheduled to be voted on at the Special Meeting are:

1.	To approve the issuance of 1,700,000 warrants as adjusted, with each warrant initially exercisable to purchase one share of the Company’s Common Stock, at an exercise price of $6.07 per share, pursuant to a certain subscription agreement dated November 15, 2023 by and among the Company and certain non-affiliated investors, as amended (the “Issuance of Warrants”);

2.	To approve the issuance of 32,188,841 units (the “Unit”), each Unit consisting of one share of the Company’s Common Stock and three warrants (the “Warrants”), each Warrant to purchase one share of the Common Stock of the Company, pursuant to certain securities purchase agreement (the “Securities Purchase Agreement”) dated June 19, 2025 in a private placement to certain “non-U.S. Persons” as defined in Regulation S of the Securities Act of 1933 (the “Issuance of Units”);

3.	To approve the issuance of up to 6,500,000 shares of unrestricted Common Stock, subject to adjustment, pursuant to certain term sheet, dated May 29, 2025, between the Company and certain plaintiffs in the action Crivellaro v. Singularity Future Technology Ltd., 1:22-cv-07499-BMC (the “Issuance of Settlement Shares”); and

4.	To transact such other business as may properly be brought before the Special Meeting and any adjournment or postponement thereof.

Q:	What are the voting requirements to approve the proposals?

A:	The affirmative vote of a majority of the shares cast in person or represented by proxy at the Special Meeting and entitled to vote on the matter is required to approve each of the other voting proposals in this proxy statement.

Q:	How does the Board recommend that I vote?

A:	The Board recommends that you vote your shares “FOR” the approval of the Issuance of Warrants; “FOR” the approval of the Issuance of Units and “FOR” the Issuance of Settlement Shares.

If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted in accordance with the Board’s recommendations.

Q:	What shares may I vote?

A:	Each share of our Common Stock issued and outstanding as of the close of business on the Record Date is entitled to one vote on each of the matters to be voted upon at the Special Meeting.

You may vote all shares owned by you as of the Record Date, including (a) shares held directly in your name as the stockholder of record and (b) shares held for you as the beneficial owner through a broker, trustee or other nominee. We had [   ] shares of Common Stock issued and outstanding on the Record Date.

Q:	What is the difference between being a stockholder of record and being the beneficial owner of shares held in street name?

A:	A stockholder of record owns shares which are registered in his or her own name. A beneficial owner owns shares which are held in street name through a third party, such as a broker. As summarized below, there are some distinctions between a stockholder of record and a beneficial owner.

Stockholder of Record

If on [   ], 2025 your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Special Meeting and Proxy Statement are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Simply follow the voting instructions provided to ensure that your vote is counted. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Shares Beneficially Held in Street Name

You are the beneficial owner of any of your shares of Common Stock held in street name. With respect to such shares registered through a broker, these proxy materials, together with a voting instruction card, are being forwarded to you by your broker. As the beneficial owner, you have the right to direct your broker how to vote. You may use the voting instruction card provided by your broker for this purpose. Even if you have directed your broker how to vote, you may also attend the Special Meeting. However, you may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” or other evidence from your broker giving you the right to vote the shares at the Special Meeting.

Q:	Who is entitled to attend the Special Meeting and what are the admission procedures?

A:	You are entitled to attend the Special Meeting only if you were a stockholder as of the close of business on the Record Date or if you hold a valid proxy for the Special Meeting. A list of stockholders eligible to vote at the Special Meeting will be available for inspection at the Special Meeting. If you are a beneficial holder, you will need to provide proof of beneficial ownership as of the Record Date, such as a brokerage account statement showing that you owned shares of Common Stock as of the Record Date or the voting instruction card provided by your broker. The Special Meeting will begin promptly at [ ] am. You should be prepared to present photo identification for admittance. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the admission procedures.

Q:	May I vote my shares in person at the Special Meeting?

A:	If you were a stockholder of record on the Record Date, you may vote your shares in person at the Special Meeting or through a proxy. If you decide to vote your shares in person, you do not need to present your share certificate(s) at the Special Meeting; your name will be on the list of stockholders eligible to vote. If you hold your shares beneficially in street name, you may vote your shares in person at the Special Meeting only if you obtain a legal proxy or other evidence from your broker giving you the right to vote the shares. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Special Meeting.

Q:	How can I vote my shares without attending the Special Meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Special Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker. For directions on how to vote, please refer to the instructions on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker.

Stockholders of record may submit proxies by completing, signing, dating, and mailing their proxy cards to the address provided on the proxy card. Stockholders who hold shares beneficially in street name may vote by completing, signing, and dating the voting instruction cards provided and mailing them to the address provided on the voting instruction card. The proxy card and voting instruction card also include directions as to how you may submit your vote through the Internet. The voting instruction card may also include directions for alternative methods of submitting your vote. We encourage you to vote early. If you choose to vote by mail, please allow sufficient time for your proxy or voting instruction card to reach our vote tabulator prior to the Special Meeting.

Q:	Who will count the votes?

A:	Representatives of Transhare Corporation (“Transhare”) will tabulate the votes, and a representative of the Company will act as inspector of election.

Q:	What is the effect of not voting?

A:	If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Special Meeting. If you are a stockholder of record and you properly sign and return your proxy card, your shares will be voted as you direct. If no instructions are indicated on such proxy card and you are a stockholder of record, shares represented by the proxy will be voted in the manner recommended by the Board on all matters presented in this proxy statement, namely “FOR” the approval of the Issuance of Warrants; “FOR” the approval of Issuance of Units; and “FOR” the approval of the Issuance of Settlement Shares.

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares.

A broker is entitled to vote shares held for a beneficial owner on routine matters. Absent instructions from a beneficial owner, a broker is not entitled to vote shares held for such beneficial owner on non-routine matters. We believe that all proposals in this Special Meeting are non-routine matters; and, accordingly, brokers do not have authority to vote on such matters absent instructions from beneficial owners. Accordingly, if beneficial owners desire to have their shares voted by a broker in a certain manner, they should give instructions to their brokers as to how to vote their shares.

Broker non-votes count for purposes of determining whether a quorum is present.

Q:	How many votes are required for the approval of the proposals to be voted upon, and how will abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Votes Withheld/Abstentions	Effect of Broker Non-Votes
Proposal One: Approval of the Issuance of Warrants	Affirmative vote of the holders of a majority in voting power of the shares of Common Stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.

Proposal Two: Approval of the Issuance of Units	Affirmative vote of the holders of a majority in voting power of the shares of Common Stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.

Proposal Three: Approval of the Issuance of Settlement Shares	Affirmative vote of the holders of a majority in voting power of the shares of Common Stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.

Q:	Can I revoke my proxy or change my vote after I have voted?

A:	You may revoke your proxy and change your vote by voting again or by attending the Special Meeting and voting in person. Only your latest dated proxy card received at or prior to the Special Meeting will be counted. However, your attendance at the Special Meeting will not have the effect of revoking your proxy unless you forward written notice to the Corporate Secretary at Singularity Future Technology Ltd.’s offices, or you vote by ballot at the Special Meeting. If you are a beneficial owner, you will need to request a legal proxy from your broker and bring it with you to vote at the Special Meeting.

Q:	How many votes are required to hold the Special Meeting?

A:	The presence, in person or by proxy, of the holders of a majority of the shares of our Common Stock outstanding and entitled to vote on the Record Date is necessary to hold the Special Meeting and conduct business. This is called a quorum. Abstentions and broker non-votes will be considered as present at the Special Meeting for purposes of establishing a quorum.

Q:	Who will bear the cost of soliciting votes for the Special Meeting?

A:	The Company is making this solicitation and will pay the entire cost of preparing, printing, assembling, mailing, and distributing these proxy materials. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, electronic mail, and facsimile by directors, officers, and regular employees of the Company. None of the Company’s directors, officers or employees will receive any additional compensation for soliciting proxies on behalf of the Board. The Company may also make arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of soliciting material to the beneficial owners of Common Stock held of record by those owners. The Company will reimburse those brokers, custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with that service.

Q:	Where can I find the voting results of the Special Meeting?

A:	We intend to announce preliminary voting results at the Special Meeting and will disclose final voting results in a Current Report on Form 8-K that will be filed with the SEC not more than four business days following the Special Meeting.

PROPOSAL ONE - APPROVAL OF THE ISSUANCE OF WARRANTS

As previously reported on the Company’s Current Report on Form 8-K, on November 15, 2023, the Company entered into a subscription agreement (the “Subscription Agreement”) with ten individual investors (the “Investors”), under which the Company agreed to sell to the Investors an aggregate of 17,000,000 shares of its Common Stock and 17,000,000 warrants, with each warrant initially exercisable to purchase one share of Common Stock at an exercise price of $0.607 per share (each a “Warrant” and collectively, “Warrants”), at an aggregate price of US$9,860,000 in a private placement.

On January 26, 2024, the Company entered into an Amendment to Subscription Agreement (the “Amendment”) with the Investors. The Amendment provides, among other things, that Nasdaq’s authorization shall have been obtained for the issuance of the securities under the Subscription Agreement and that the Company stockholders’ approval shall have been obtained before the Warrants are issued to the Investors.

The Subscription Agreement, as amended, stipulated that an approval of the issuance of the Warrants by the Company’s stockholders shall have been obtained before the Warrants are issued to the purchasers, and that such approval is not waivable and may not be waived by any party.

The Company effected a one-for-ten (1-10) reverse split of its Common Stock, which became market effective on February 12, 2024. The aggregate number of Warrants is adjusted proportionally to 1,700,000 warrants, with the exercise price adjusted proportionally to $6.07 per share.

The Warrants are exercisable immediately upon the date of issuance at an initial exercise price of $6.07, for cash. The Warrants may also be exercised cashlessly if at any time after the six-month anniversary of the issuance date, there is no effective registration statement registering, or no current prospectus available for, the resale of the shares of Common Stock underlying the Warrant. The Warrants shall expire five years from its date of issuance. The Warrants are subject to customary anti-dilution provisions reflecting capitalizations and subdivisions or other similar transactions.

The forms of the Warrant as adjusted is attached to this proxy statement as Appendix A, and such document are incorporated herein by reference. The foregoing is only a brief description of the material terms of the form of the Warrant as adjusted and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibits.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF WARRANTS AS DESCRIBED IN THIS PROPOSAL ONE.

PROPOSAL TWO - APPROVAL OF THE ISSUANCE OF UNITS

On June 19, 2025, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with eighteen investors, under which the Company agreed to sell to the investors an aggregate of 32,188,841 units, each Unit consisting of one share of the Company’s Common Stock and three warrants (the “2025 Warrants”), with each 2025 Warrant initially exercisable to purchase one share of the Common Stock at an exercise price of $1.165 per share, at an aggregate price of US$30 million in a private placement.

The 2025 Warrants are exercisable immediately upon the date of issuance at an initial exercise price of $1.165, for cash. The 2025 Warrants may also be exercised cashlessly if at any time after the six-month anniversary of the issuance date, there is no effective registration statement registering, or no current prospectus available for, the resale of the shares of Common Stock underlying the 2025 Warrant. The 2025 Warrants shall expire five years from its date of issuance. The 2025 Warrants are subject to customary anti-dilution provisions reflecting capitalizations and subdivisions or other similar transactions.

The parties to the Securities Purchase Agreement have each made customary representations, warranties and covenants, including, among other things, (a) the Purchasers are “non-U.S. Persons” as defined in Regulation S and are acquiring the Shares for the purpose of investment, (d) the absence of any undisclosed material adverse effects, and (e) the absence of legal proceedings that affect the completion of the transaction contemplated by the Securities Purchase Agreement, except as disclosed in the Company’s filings with the SEC.

The Securities Purchase Agreement is subject to various conditions to closing, including, among other things, (a) receipt of the Company’s shareholders’ approval and ratification of the Securities Purchase Agreement and (b) accuracy of the parties’ representations and warranties.

The forms of the Securities Purchase Agreement and the 2025 Warrant are attached to this proxy statement as Appendix B and Appendix C, respectively, and such documents are incorporated herein by reference. The foregoing is only a brief description of the material terms of the Securities Purchase Agreement and the 2025 Warrant, and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibits.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF UNITS AS DESCRIBED IN THIS PROPOSAL TWO.

PROPOSAL THREE – APPROVAL OF THE ISSUANCE OF SETTLEMENT SHARES

Background

As previously disclosed by the Company, on December 9, 2022, Piero Crivellaro, purportedly on behalf of the persons or entities who purchased or acquired publicly traded securities of the Company between February 2021 and November 2022, filed a putative class action against the Company and other defendants in the United States District Court for the Eastern District of New York (the “Court”), alleging violations of federal securities laws related to alleged false or misleading disclosures made by the Company in its public filings (the “Class Action”). The plaintiff seeks damages, plus interest, costs, fees, and attorneys’ fees.

On November 20, 2023, the Company filed a motion to dismiss the claims. On December 17, 2024, the Court issued an order that partially denied the motions to dismiss filed by the Company and its former chief executive officer, Yang Jie, arising from various statements made by Yang Jie about two allegedly fraudulent transactions. The rest of the motions are granted. On January 2, 2025, the Company filed an answer to the Second Amended Class Action complaint.

On May 29, 2025, the Company and the lead plaintiffs in the Class Action (the “Lead Plaintiffs”, collectively with the Company, the “Parties”) executed a binding term sheet (the “Term Sheet”) setting forth the material terms of their proposed settlement on a class wide basis (the “Settlement”). Pursuant to that Term Sheet, in exchange for the Settlement payment and subject to final approval by the Court, all plaintiffs in the Class Action will release the Company and the other defendants on all claims.

As part of the Settlement payment, the Company agrees to pay 6,500,000 freely tradable shares of the Company’s Common Stock (the “Settlement Shares”), pursuant to Section 3(a)(10) of the Securities Act of 1933, subject to the Court’s approval of the Settlement. In the event of a reverse stock split prior to the effectiveness of the Settlement, the number of Settlement Shares and/or the put option purchase price (described below) shall be reformulated so that the value of the Settlement Shares/put option shall not be less than $5,850,0000 as of the effectiveness of the Settlement.

The Company also agrees to offer a put option to the Settlement class, pursuant to which the Settlement class can sell all or a portion of the unsold Settlement Shares back to the Company at $0.85 per share if the 10-trading day average closing price immediately prior to the exercise of such put option falls below $0.85 (as determined by Bloomberg) before the Settlement Shares are sold pursuant to the formula set forth in paragraph 3(e) of the Term Sheet.

We are asking our stockholders to approve the potential issuance of the Settlement Shares, exempt from registration pursuant to Section 3(a)(10) of the Securities Act in connection with the proposed Settlement, pursuant to the Term Sheet.

Section 3(a)(10) of the Securities Act exempts from registration a security that is issued in exchange for claims, where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange have the right to appear, by a court or by a governmental authority expressly authorized by law to grant such approval.

Reasons for Requesting Stockholder Approval

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.

Possible Effects of Approval of this Proposal

The issuance of the Settlement Shares will dilute the percentage ownership interest of all stockholders, may dilute the book value per share of our Common Stock and will increase the number of the Company’s outstanding shares, which could depress the market price of our Common Stock. Existing stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

The issuance of the Settlement Shares could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction that may otherwise be beneficial to stockholders.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF THE SETTLEMENT SHARES AS DESCRIBED IN THIS PROPOSAL THREE.

ADDITIONAL INFORMATION

Householding Information

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This delivery method is referred to as “householding” and can result in cost savings for us. To take advantage of this opportunity, we may deliver a single proxy statement to multiple stockholders who share an address. We will deliver upon oral or written request a separate copy of our proxy statement to any stockholder of a shared address to which a single copy of our proxy statement was delivered. If you prefer to receive separate copies of our proxy statement, either now or in the future, or if you currently are a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy statements for your household, please call us or send your request in writing to us.

Your vote is important. Please promptly vote your shares of our Common Stock by completing, signing, dating, and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

/s/ Jia Yang
Jia Yang
Chief Executive Officer
[ ], 2025

SINGULARITY FUTURE TECHNOLOGY LTD.

PROXY CARD
2025 SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [   ], 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Sherry Feng, attorney of the undersigned, with full power of substitution and revocation in each to vote any or all shares of Common Stock of Singularity Future Technology Ltd. (the “Company”) which the undersigned may be entitled to vote at the 2025 Special Meeting of Stockholders to be held on [   ], 2025, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions.

THE BOARD OF DIRECTORS (the “Board”) RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To approve the issuance of 1,700,000 Warrants, with each Warrant initially exercisable to purchase one share of the Company’s Common Stock, at an exercise price of $6.07 per share, in a private placement in the form of units, with each unit comprised of one share of Common Stock and one Warrant (the “Issuance of Warrants”);

☐ FOR ☐ AGAINST ☐ ABSTAIN

2. To approve the issuance of 32,188,841 units (the “Unit”), each Unit consisting of one share of the Company’s Common Stock and three warrants (the “2025 Warrants”), each 2025 Warrant to purchase one share of the Common Stock of the Company, pursuant to certain securities purchase agreement (the “Securities Purchase Agreement”) dated June 19, 2025 in a private placement to certain “non-U.S. Persons” as defined in Regulation S of the Securities Act of 1933 (the “Issuance of Units”):

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. To approve the issuance of up to 6,500,000 shares of unrestricted Common Stock, subject to adjustment, pursuant to certain term sheet, dated May 29, 2025, between the Company and the plaintiffs in the action Crivellaro v. Singularity Future Technology Ltd., 1:22-cv-07499-BMC (the “Issuance of Settlement Shares”):

☐ FOR ☐ AGAINST ☐ ABSTAIN

The shares represented by this proxy will be voted as directed by the undersigned stockholder. If no direction is given, such shares will be voted “FOR” Proposals 1, 2, and 3.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

Date: ___________, 2025

Signature:

Signature if held jointly:

Note: When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Appendix A

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

Warrant No.: [ ]	Warrant Shares: [170,000]
Date of Issuance: [ ] (“Issuance Date”)

SINGULARITY FUTURE TECHNOLOGY LTD.

WARRANT TO PURCHASE SHARES

This Warrant is issued to [   ] (the “Purchaser”) by Singularity Future Technology Ltd., a Virginia corporation (the “Company”), in connection with the consideration received from the Purchaser.

1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the holder of this Warrant is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing) or via email, to purchase from the Company up to fully paid and nonassessable shares of the Company’s Common Stock (each a “Share” and collectively the “Shares”) at an exercise price of $6.07 per Share (such price, as adjusted from time to time, is herein referred to as the “Exercise Price”).

2. Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the Issuance Date of this Warrant and ending at 5 p.m. New York time on 5th year anniversary of the Issuance Date (the “Exercise Period”).

3. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the holder may exercise from time to time, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

(i) the surrender of the Warrant, together with a notice of exercise to the Secretary of the Company at its principal offices or via email; and

(ii) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

4. Certificates for Shares; Amendments of Warrants. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice. Upon partial exercise, the Company shall promptly issue an amended Warrant representing the remaining number of Shares purchasable thereunder. All other terms and conditions of such amended Warrant shall be identical to those contained herein.

5. Issuance of Shares. The Company covenants that (i) the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof, (ii) during the Exercise Period the Company will reserve from its authorized and unissued Common Stock sufficient Shares in order to perform its obligations under this Warrant.

6. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time before the expiration of this Warrant subdivide the Shares, by split-up or otherwise, or combine its Shares, or issue additional shares of its Shares as a dividend, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 6(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the capital stock (including because of a change of control) of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 6(a) above), then the Company shall make appropriate provision so that the holder of this Warrant shall have the right at any time before the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of Shares as were purchasable by the holder of this Warrant immediately before such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

(c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the holder of such event and of the number of Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

7. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

8. Stockholders Approval. The issuance of this Warrant hereunder is subject to the approval of the Company’s stockholders, which was obtained on [   ].

9. Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of this Warrant have been taken.

10. Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

(a) This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the “Act”). Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

(b) The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(a)(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

(c) The Holder has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting his/her interests in connection therewith.

(d) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

(e) The Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act.

11. Restrictive Legend.

The Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

(i) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR SUCH TRANSFER MAY BE MADE PURSUANT TO RULE 144 OR IN THE OPINION OF COUNSEL FOR THE COMPANY, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.

(ii) THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN A SUBSCRIPTION AGREEMENTBETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH IS AVAILABLE UPON REQUEST FROM THE COMPANY. THESE TRANSFER RESTRICTIONS ARE BINDING UPON ALL TRANSFEREES OF THE SECURITIES.

12. Warrants Transferable. Subject to compliance with the terms and conditions of this Section 11, this Warrant and all rights hereunder shall become transferable after 30 days from the Issuance Date, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed or accompanied by written instructions of transfer. With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant before registration of such Warrant or Shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder’s counsel, or other evidence, if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Shares and indicating whether or not under the Act certificates for this Warrant or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 11 that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Each certificate representing this Warrant or the Shares transferred in accordance with this Section 11 shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required. In order to ensure compliance with such laws, the Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

13. Rights of Stockholders. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

14. Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at the Holder’s address as set forth on the Schedule of Investors to the Note Purchase Agreement, and (ii) if to the Company, 48 Wall Street Suite 1100, New York, New York 10005, Attention: Sherry Feng, Email: sherryf@sglyfuture.com, or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

15. Governing Law. This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state.

16. Rights and Obligations Survive Exercise of Warrant. Unless otherwise provided herein, the rights and obligations of the Company, of the holder of this Warrant and of the holder of the Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

(Signature Page Follows)

Singularity Future Technology Ltd.

By:	Jia Yang
Its:	Chief Executive Officer

EXHIBIT A

NOTICE OF EXERCISE

TO: Singularity Future Technology Ltd.

48 Wall Street, Suite 1100

New York, NY 10005

Attention: Sherry Feng

Email: sherryf@sglyfuture.com

1. The undersigned hereby elects to purchase shares of Common Stock of Singularity Future Technology Ltd. (the “Shares”) pursuant to the terms of the attached Warrant.

2. The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

3. Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

4. The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 9 of the attached Warrant (including Section 9(e) thereof) are true and correct as of the date hereof.

(Signature)

(Name)

(Date)	(Title)

EXHIBIT B

FORM OF TRANSFER

(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the right represented by the attached Warrant to purchase shares of Common Stock of SINGULARITY FUTURE TECHNOLOGY LTD. to which the attached Warrant relates, and appoints Attorney to transfer such right on the books of SINGULARITY FUTURE TECHNOLOGY LTD., with full power of substitution in the premises.

Dated:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address:

Signed in the presence of:

Appendix B

SECURITIES PURCHASE AGREEMENT

证券购买协议

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of June 19, 2025 by and among Singularity Future Technology Ltd., a Virginia corporation, (the “Company”), and individuals listed in Exhibit B hereto and each affixes its signature on the signature page of this Agreement (each, a “Purchaser”; collectively, the “Purchasers”).

本证券购买协议(“本协议”或“协议”)于2025年6月19日，Singularity Future Technology Ltd，一家Virginia注册公司（“公司”），和附录B下所列的且在此合同签名页上签署的个人（“购买人”）之间合意签订。

RECITALS

前言

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”) and/or Regulation S (“Regulation S”) as promulgated under the Securities Act;

鉴于，根据美国证监会在修订的1933年证券法（“证券法”）的基础上制定的规则S（“规则S”），和/或证券法条文4（a）（2）下的豁免规定，公司和购买人在此签署和交换本协议；

WHEREAS, the Company is offering up to an aggregate of 32,188,841 units (the “Units”), each unit consisting of one share of its common stock, with no par value per share, (the “Share”) and three Warrants (the “Warrants”) each to purchase one Share, in the form attached hereto as Exhibit A, at price of $0.932 per Unit to the Purchasers listed in Exhibit B;

鉴于，公司在此要向购买人出售其公司合计32,188,841证券单位 （以下简称“证券单位”），每证券单位含一股普通股股票，每股无票面价值（“普通股”），以及可购买三股普通股的认股权证（“权证”），每权证购买一股普通股股票，每证券单位的购买价格为$0.932美元，购买人名单在附表B当中；

WHEREAS, the Purchaser is a “non-US person” as defined in Regulation S, acquiring the Units solely for its own account for the purpose of investment;

鉴于，购买人是符合规则S下定义的“非美国主体”，购买上述证券单位仅为购买人的个人投资目的；

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

鉴于此，公司和购买人认同双方经仔细考虑和双方合意，在此就以下内容表示同意：

ARTICLE I

第一条

Purchase and Sale of the Units

证券单位的购买和销售

Section 1.1 Purchase Price and Closing.

第1.1节 购买价格和交割。

(a) Subject to the terms and conditions hereof, the Company agrees to issue and sell to each Purchaser and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers agree to purchase for $0.932 per Unit, such number of Units for an aggregate price listed on the signature page hereto (the “Purchase Price”).

在以下条款和前提下，根据本协议的说明、保证、约定和条款规定，公司同意向购买人发行并出售证券单位，购买人同意以美元$0.932 每证券单位的价格购买，购买股数及其总价列明在本协议附载的签字页中（“购买价格”）。

(b) Subject to all conditions to closing being satisfied or waived, the closing of the purchase and sale of the Units (the “Closing”) shall take place at the offices of Hunter Taubman Fischer & Li LLC, the Company’s legal counsel, on the day when all closing conditions are satisfied or waived (the “Closing Date”).

在交割的所有条件被满足或豁免的前提下，证券单位的买卖在所有条件都已满足或已取得豁免的当日时（“交割日”）在公司的律师翰博文律师事务所的办公室进行交割（“交割”）。

(c) Subject to the terms and conditions of this Agreement, at the Closing the Company shall deliver or cause to be delivered to the Purchaser (i) a shareholder statement for such number of Shares, (ii) a Warrant to purchase such number of Shares and (iii) any other documents required to be delivered pursuant to this Agreement. At the time of the Closing, the Purchaser shall have delivered its Purchase Price by wire transfer pursuant to the wire information contained in this Agreement or by check.

根据本协议的规定，在交割时公司应向购买人送达或使他人向购买人送达 (i) 写有购买人名字的普通股股东声明，(ii) 一份可购买特定数量普通股的期权，以及(iii)其他任何根据本条款应送达的文件。在交割时，购买人应根据交本协议的汇款信息向公司汇入其购买资金，或以支票的方式支付。

ARTICLE II

第二条

Representations and Warranties

保证和承诺

Section 2.1 Representations and Warranties of the Company and its Subsidiaries. The Company hereby represents and warrants to the Purchaser on behalf of itself, its Subsidiaries (as hereinafter defined), as of the date hereof (except as set forth on the Schedule of Exceptions attached hereto with each numbered Schedule corresponding to the section number herein), as follows:

第2.1节 公司和其子公司的陈述和保证。公司在此代表其本身以及其子公司，就以下事项（但与本小段标号相对应的披露中的事项除外）作出陈述和保证：

(a) Organization, Good Standing and Power. The Company is a corporation or other entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization (as applicable) and respectively, has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. Except as set forth on Schedule 2.1(a), the Company and each of its Subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect (as defined in Section 2.1(g) hereof).

组织、合法持续性和权力。公司是在其管辖区内依法成立的，有效存续的经济实体，各自都有必需的公司权力来持有、出租和操作其财产和资产，并进行合法的商业运作。除非披露表2.1(a) 有不同的规定，公司以及其每一个子公司在其每个有商业行为和资产的管辖区内有合法资格进行经营并有良好的经营持续性，除了一些管辖，如果公司不能在这些区域内有合法资格经营也不会对公司的产生重大不良影响。

(b) Corporate Power; Authority and Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and to issue and sell the Units in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservator ship, receiver ship or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

公司权力；授权和执行。公司有必须的公司权力和授权来签订和履行本协议下的义务。公司有必须的权力和授权按照本协议的规定来发行和出售证券单位。公司对交易文件的签署、送达和履行和完成在此由所有必要的公司行为合法有效授权，不需要再由公司或董事会或股东会进一步的同意或授权。每一个交易文件在签署和送达时包括且应包括对于公司有效和有约束力的执行义务，除非适用的破产、解散、重组、延期偿付、清算、委托管理或其他有关的法律或其他衡平法原则会限制债权人的权利和补救。

(c) Capitalization. The authorized capital stock of the Company and the shares thereof currently issued and outstanding as of November 14, 2024 is set forth in the Company’s Form 10-Q Quarterly Report for the period ended September 30, 2024 (the “Form 10-Q”) and, except as set forth on Schedule 2.1(c) hereto, is the authorized and issued and outstanding capital stock of the Company as at the date hereof.

股本。在公司2024年9月30日截止的季度报表10-Q中披露, 于2024年11月14日公司授权的股本和发行的流通的股票，除本协议批露表2.1(c)之外，都已合法授权和发行。所有发行的流通的普通股都已获合法有效授权。除非交易文件或披露表2.1(c)有其他规定：

(i) no shares of Common Stock are entitled to preemptive, conversion or other rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company;

不存在有优先配股权、转换权或其他权利的普通股；不存在流通的期权、认购权、承诺购买权、或转换成公司股本的任何股份的其他权利；

(ii) there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company;

不存在公司为一方当事人或受其约束的合同、承诺、备忘录或安排，公司需要因此而发行额外股本股份或发行期权、证券或转换股而获得公司的股本股份；

(iii) the Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities;

公司没有在任何协议中同意对任何股权证券或债权证券给予登记注册权和反稀释权；

(iv) the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company.

公司没有在任何协议中同意或承诺对公司股本的任何股份的投票权和股份转让进行限制；

(v) The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable Federal and state securities laws, except where non-compliance would not have a Material Adverse Effect. The Company has furnished or made available to the Purchaser true and correct copies of the M&A. Except as restricted under applicable federal, state, local or foreign laws and regulations, the Articles, this Agreement, or as set forth on Schedule 2.1 (c), no written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company shall limit the payment of dividends on the Company’s Preferred Shares, or its Common Stock.

公司在本次交易交割结算前发行的所有股本股票、可转证券、权益、期权的买卖都符合适用的联邦和州证券法的规定，除非这些违反不会对公司有重大不利影响。公司向购买人提供了真实正确的公司章程复印件。除了适用的联邦、州、当地、国外法律和规则，公司成立协议，本交易文件以及披露表2.1 (c)中的限制外，不存在任何书面或口头的合同、工具、协议、承诺、义务、计划或安排限制公司就其发行的普通股或优先股分配股息。

(d) Issuance of Units. The Units to be issued at the Closing have been duly authorized by all necessary corporate action and the Shares underlying the Warrants, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and non-assessable.

证券单位的发行。本交易结算时应发行的证券单位已经必要的公司行为授权。与期权相对应的普通股在支付对价和发行时应符合本交易文件的要求，经必要的公司行为授权，有效发行和流通。

(e) [intentionally omitted]

(f) Commission Documents, Financial Statements. Except as set forth in Schedule 2.1 (f), the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the U.S. Securities and Exchange Commission (the “Commission” or “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including the Form 10-Q and other material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the “Commission Documents”). The Company has not provided to the Purchaser any material non-public information or other information which, according to applicable law, rule or regulation, was required to have been disclosed publicly by the Company but which has not been so disclosed, other than (i) with respect to the transactions contemplated by this Agreement, or (ii) pursuant to a non-disclosure or confidentiality agreement signed by the Purchaser. At the time of the respective filings, the Form 10-K’s and the Form 10-Q’s complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents. As of their respective filing dates, none of the Form 10-K’s or Form 10-Q’s contained any untrue statement of a material fact; and none omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

证监会文件、财务报表。根据修订后的1934年证券交易法（“交易法”）的要求，除了披露表2.1(f)中列明的项目，公司向证监会申报了所有的报告、批露表、表格、说明书和其他文件，包括根据交易法第13(a) 或15(d) 节申报的材料（所有上述申报材料在本协议中统称为“证监会文件”）。根据相关适用法的规定，公司没有向购买人批露任何应当首先向公众批露而未批露的内部信息，但不包括(i) 与本协议中的交易相关的信息，或(ii) 根据购买人签署的不公开或内部保密协议而批露的信息。在每一次申报时，表格10K和表格10Q都符合交易法的要求和证监会的规则以及其他联邦、州和当地的适用的法律、法规和规则。在每一次申报时，表格10K或表格10Q都没有对重大事实的不实陈述，也没有遗漏重大事实或必要的信息，进行误导。证监会文件中包含的公司财务报表都符合当关的会计规则要求，证监会的相关公告规则和其他适用的法规和规则。这些财务报表都符合美国一般会计准则的要求，并在一定时期内保持数据一致（除非(i) 财务报表或记录中作不同的说明， 或(ii) 在未经审计的内部财务报表的情况下，报表可能不包含脚注或进行简化或为概要性报表），并真实反映该季度内的公司合并财务情况，经营状况和该季度结束时的现金流（但在未审计的财务报表的情况下，应以正常年度结束时的调整数据为准）。

(g) No Material Adverse Effect. As of September 30, 2024 till the date of this Agreement, the Company has not experienced or suffered any Material Adverse Effect. For the purposes of this Agreement, “Material Adverse Effect” shall mean (i) any material adverse effect upon the assets, properties, financial condition, business or prospects of the Company, and its Subsidiaries, when taken as a consolidated whole, and/or (ii) any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material covenants, agreements and obligations under this Agreement.

无重大负面影响。自从2024年9月30日至本协议签订之日截止，公司和子公司没有任何重大负面影响。出于本协议的目的，“重大负面影响”应指(i)任何公司以及在合并报表的情况下的子公司的经营、运作、财产或财务有任何重大负面影响的事件，和/或(ii)只要在任何条件、情况下会从任何重大方面阻止或重大干涉公司履行本协议下的任何重大承诺、协议和义务。

(h) [intentionally omitted]

(i) [intentionally omitted]

(j) Title to Assets. Except where non-compliance would not have a Material Adverse Effect, each of the Company and the Subsidiaries has good and marketable title to (i) all properties and assets purportedly owned or used by them as reflected in the Financial Statements, (ii) all properties and assets necessary for the conduct of their business as currently conducted, and (iii) all of the real and personal property reflected in the Financial Statements free and clear of any Lien. All leases are valid and subsisting and in full force and effect.

资产所有权。除非不会对公司造成重大不利影响，公司和每个子公司对以下资产有合法有市场价值的所有权（i）所有计入财务报表的其所有和使用的资产和财产，(ii) 目前经营所必需的资产和财产，以及 (iii) 所有没有担保质权的计入财务报表的不动产和个人财产。

(k) Absence of Litigation. Except as disclosed in the reports, statements and other documents required to be filed by the Company with the U.S. Securities and Exchange Commission, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Company’s officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such..

未决诉讼。除公司根据美国证券交易委员会的规定需提交的报告、声明及其他文件中已披露的事项外，目前没有任何诉讼、案件、法律程序、调查或由任何法院、公共机构、政府机关、自律组织或其他机构发起的调查正在进行中，或据公司所知，被威胁提起，且该等事项针对公司或公司任何高管或董事，无论其为民事、刑事性质或其他性质，且与其履行相应职责有关。。

(l) Compliance with Law. The Company and the Subsidiaries have all material franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of their respective business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

符合法律规定。公司和子公司拥有其进行各自经营所必须的连锁权、许可权、证书、同意或其他政府或监管机构授权和同意，除非公司和子公司不可能合理预期到没有该连锁权、许可权、证书、同意或其他政府或监管机构授权和同意会对公司经营造成重大负面影响。

(m) [intentionally omitted]

(n) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) violate any provision of the Company’s Certificate or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, pledge, charge or encumbrance (collectively, “Lien”) of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, provided, however, that, excluded from the foregoing in all cases are such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

无冲突。公司签署、送达和履行交易文件以及交易内容，没有也不会(i)违反公司的成立协议或章程的任何条款，(ii) 与公司为一方当事人或财产受约束的任何存在的和承诺的合同、保证、契约、债券、租赁合同、融资工具相冲突或会给予他人任何终止、修改、取消上述法律文件的权利，(iii) 在公司在一方当事人或财产受约束的任何协议或承诺中使公司本身或公司的任何财产上创造或附加留置权、抵押权 、保证金权益、质押权、其他费用或财产负担（统称“留置权”），或(iv) 违反任何公司或其任何子公司适用的或其任何资产、不动产受影响或约束的联邦、州、当地或外国法律、规则、法规、法令、判决或命令（包括联邦和州的证券法规）；但如果上述的冲突、终止、修改、取消、违反不会对公司产生重大负面影响，则不应包括在内。

(o) Certain Fees. No brokers fees, finders fees or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.

特定费用。公司不需要根据本协议支付与本交易有关的中介费用、佣金费用或融资顾问费用或提成。

(p) [intentionally omitted]

(q) Intellectual Property. Each of the Company and the Subsidiaries owns or has the lawful right to use all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, and all rights with respect to the foregoing, which are necessary for the conduct of their respective business as now conducted without any conflict with the rights of others, except where the failure to so own or possess would not have a Material Adverse Effect.

知识产权。公司和每个子公司对其各自进行经营所必需的全部专利、商标、知名品牌（不论是否注册）和任何其他可以申请专利的技术创新或衍生著作权、网站或其他知识产权、服务标识、商号、著作权、执照和授权拥有所有权或合法使用权，且不与他人的权利相冲突，但不包括那些即使不拥有也不会对公司产生重大不利影响的知识产权。

(r) Books and Record Internal Accounting Controls. Except as may have otherwise been disclosed in the Form 10-Ks or the Form 10-Qs, the books and records of the Company and the Subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the Subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company, or the Subsidiaries. Except as disclosed in the Company’s Commission Documents or on Schedule 2.1(r), the Company and the Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

会计账目内部控制。除了在表格10K或表格10Q中作不同批露外，公司和子公司的会计账目准确体现了与公司和子公司经营有关的重大信息、资产的地点和保管、所有使公司和子公司承担义务或产生可记账收入的交易。除了在公司的证监会文件中或批露表2.1(r)中的披露外，公司和子公司保持一个内部会计控制系统，根据公司的判断，该系统充分的提供以下合理保证：(i) 交易经公司管理层一般或特别授权，(ii) 交易的记账符合一般会计准则的要求，且维持了资产的可记录性，(iii) 资产的使用只有经管理层的一般或特别授权，(iv) 对现有资产和可入账资产按合理的差距进行了比较且针对该差别采取了合理的行动。

(s) [intentionally omitted]

(t) Transactions with Affiliates. Except as set forth in the Financial Statements or in the Commission Documents, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company or any person owning any capital stock of the Company or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

与关联人的交易。除了财务报表或证监会文件中说明的之外，没有存在于以下主体之间的贷款、租赁、协议、合同、使用协议、管理合同或安排或其他进行中的交易(a)一方主体为公司，且(b)对方主体为公司的管理人员、员工、顾问或董事，公司的持股人，或者为他们的直接亲属成员，或者任何受管理人员、员工，顾问、董事或他们的直接亲属成员控制的公司或实体。

(u) Private Placement. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section 2.2, no registration under the Securities Act is required for the offer and sale of the Units by the Company to the Purchaser as contemplated hereby. The issuance and sale of the Units hereunder does not contravene the rules and regulations of the Nasdaq Capital Market.

私募。假设每个购买人在第2.2节中的陈述和保证是准确无误的，根据证券法规定，公司在此协议下拟向购买人提供并出售的证券单位不需要注册。本协议下发行和销售的证券单位不违反纳斯达克交易所的规则和规定。

(v) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Units, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

投资公司。在1940年投资公司法案定义下，公司现在不是投资公司或投资公司的关联方，在收到证券单位的支付后也不会成为投资公司或投资公司的关联方。公司应以一种使其不会成为需要注册的投资公司的方式经营业务。

(w) [intentionally omitted]

(x) No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 2.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Units to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of the Nasdaq Capital Market on which any of the securities of the Company are listed or designated.

无集成募股。假设2.2节中购买人的陈述和保证是准确无误的，不论公司或是其关联方或代表他们的个人，均未直接或间接提供或出售或唆使对于证券的购买，使本募股中出售的证券单位与公司之前的募股以以下目的进行整合，（i）在证券法下此出售的股票需要进行注册，或（ii）纳斯达克中任何针对公司上市证券可适用的股东批准票款。

Section 2.2 Representations and Warranties of the Purchaser. Each Purchaser, severally but not jointly, hereby makes the following representations and warranties to the Company as of the date hereof:

第2.2节 购买人的陈述和保证。各购买人，单独地而并非联合地，于此就以下事项作出仅与购买人自身相关的陈述和保证：

(a) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Purchaser is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, provided, that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

无冲突。购买人签署、送达和履行交易文件以及交易内容，没有也不会在购买人在一方当事人或财产受约束的任何协议或承诺中使购买人本身或其任何财产上创造或附加留置权、抵押权 、保证金权益、质押权、其他费用或财产负担，或者使购买人违反任何适用购买人或其财产的任何法律、规则、规定、命令或判决或判令，但不会对购买人产生重大负面影响，则不应包括在内。购买人购买普通股，签署、送达和履行本协议和其他交易文件不需要额外授权，但是在本句陈述的范围内，购买人依赖于公司相关陈述的准确性作出以上陈述。

(b) Status of Purchaser. The Purchaser is a “non-US person” as defined in Regulation S. The Purchaser further makes the representations and warranties to the Company set forth on Exhibit C. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer, nor an affiliate of a broker-dealer.

购买人资格。购买人应为规则S定义下的 “非美国主体”。购买人作出附件C所列的非美国主体的额外陈述和保证。购买人不需要是证券交易法第15条下的注册的券商，并且也不是券商或券商的关联人。

(c) Reliance on Exemptions. The Purchaser understands that the Units are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Units.

依赖于豁免。购买人知道在此出售的证券单位是根据美国联邦和州证券法的登记注册要求的豁免出售的，公司依赖于购买人的声明、保证、同意、承认和认知的真实性和准确性，并对其的遵循，以决定这一豁免是否适用于购买人的购买证券单位行为。

(d) Information. The Purchaser and its advisors, if any, have had the opportunity to ask questions of management of the Company and its Subsidiaries and have been furnished with all information relating to the business, finances and operations of the Company and information relating to the offer and sale of the Units which have been requested by the Purchaser or its advisors. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser or any of its advisors or representatives shall modify, amend or affect the Purchaser’s right to rely on the representations and warranties of the Company contained herein. The Purchaser understands that its investment in the Units involves a significant degree of risk. The Purchaser further represents to the Company that the Purchaser’s decision to enter into this Agreement has been based solely on the independent evaluation of the Purchaser and its representatives.

信息。购买人以及其顾问有机会向公司和子公司的管理层就公司的经营、财务和运作以及与此出售证券单位有关的信息提问。购买人或其顾问所作的调查或尽职调查没有改变公司在此作出的陈述和保证。购买人明白他对证券单位的投资有风险，并确认他的投资是在其对投资进行独自评估的基础上作出的。

(e) Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Units.

政府审批。购买人明白美国联邦或州政府或其他行政机构没有审批或推荐出售该证券单位。

(f) Transfer or Re-sale. The Purchaser understands that the sale or re-sale of the Units has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Units may not be transferred unless (i) the Units are sold pursuant to an effective registration statement under the Securities Act, (ii) the Purchaser shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Units to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be reasonably acceptable to the Company, (iii) the Units are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of the Purchaser who agrees to sell or otherwise transfer the Units only in accordance with this Section 2.2(f) and who is a non-US person, (iv) the Units are sold pursuant to Rule 144, or (v) the Units are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”). Notwithstanding the foregoing or anything else contained herein to the contrary, the Units may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

转让或再出售。购买人明白此证券单位不得根据证券法或适用的州证券法转让或再出售，除非 (i) 证券单位是在证券法下根据有效的登记申请书出售；(ii)购买人向公司递交合格的法律意见书，说明证券单位出售可以适用证券法下的豁免；(iii)证券是出售或转让给“关联人”（关联人的定义见证券法下144规则 “144规则”），该关联人再次进行出售的受让人满足此条限制的规定，并且为非美国人；或(v) 证券根据证券法下的规则S进行出售（“规则S”）。尽管有以上规定，证券单位可以质押或借贷。

(g) Legends. The Purchaser understands that the Units shall bear a restrictive legend in the form as set forth under Section 5.1 of this Agreement. The Purchaser understands that, until such time the Units may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Units may bear a restrictive legend in substantially the form set forth under Section 5.1 (and a stop-transfer order may be placed against transfer of the certificates evidencing such Units).

限制交易说明。购买人明白证券单位带有此合同第5.1条下所列的交易限制。购买人明白，除非出售根据证券法进行登记，或可以适用144规则或规则S进行出售，证券单位应带有此限制交易说明(并且针对此证券单位的禁止转让令将有可能被颁布)。

(h) Residency. The Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.

购买人居住地和受管辖地列于本协议的签字页。

(i) No General Solicitation. The Purchaser acknowledges that the Units were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

无一般劝诱。购买人承认公司要约出售证券单位没有采取一般或公众劝诱或一般广告或公众广告或销售讲座的方式，包括(i) 任何广告、文章、通知或其他通过报纸、杂志或其他类似媒体登出的信息，或者电视或无线电广播，或(ii)任何通过上述沟通方式邀请购买人参与的讲座或会议。

(j) Rule 144. Such Purchaser understands that the Units must be held indefinitely unless such Units are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 and Rule 144A, of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 and Rule 144A, as applicable, permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 or Rule 144A is not available, such Purchaser will be unable to sell any Units without either registration under the Securities Act or the existence of another exemption from such registration requirement.

规则144。购买人明白证券单位的持有的时长是不确定的，除非股票经登记注册或登记注册被豁免。购买人承认其熟知规则144和规则144A， 并被告知根据规则144和规则144A，股票只有在特定的情况下才被允许出售；并且在不能适用规则144和规则144A时，如果证券单位没有登记注册或豁免，就不能出售。

(j) Brokers. Purchaser does not have any knowledge of any brokerage or finder’s fees or commissions that are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person or entity with respect to the transactions contemplated by this Agreement.

融资代理。据投资人所知，公司不需要支付任何其他融资代理、金融顾问、发现者、券商、投资银行、银行或其他个人或主体任何与本交易有关的中介费、发理费或佣金。

(k) Acquisition for Investment. The Purchaser is a “non-US person” as defined in Regulation S, acquiring the Units solely for the its own account for the purpose of investment and not with a view to or for sale in connection with a distribution to anyone.

投资目的。购买人是符合规则S下定义的“非美国主体”，购买此合同下的证券单位仅出于其个人的投资目的，不是为了向其他人分销。

(l) Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Units pursuant to this Agreement, and such Purchaser confirms that it has not relied on the advice of any other person’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Units constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Units.

独立的投资决定。该购买人已根据本协议独立地评估其购买证券单位决定的优缺点，并且该购买人确认在其作出购买证券单位的决定时其并未依赖任何其他的商业和/或法律顾问的意见。该购买人理解本协议，或由公司、公司代表向购买人提交的任何与购买股票有关的材料绝不构成法律，税务或投资方面的建议。针对此购买证券单位的决定，该购买人已经咨询过在其全权决定下认为必要或适当的法律，税务和投资方面的顾问。

ARTICLE III

第三条

Covenants

约定

The Company covenants with the Purchaser as follows, which covenants are for the benefit of the Purchaser and its permitted assignees (as defined herein).

出于购买人和他们的受让人的利益考虑，公司同意以下条款：

Section 3.1 Securities Compliance. The Company shall notify the Commission in accordance with its rules and regulations, of the transactions contemplated by any of this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Units to the Purchaser or subsequent holders.

第3.1节 符合证券法的规定。公司应根据证券法的规定，向证监会通知申报交易文件，以及根据适用法律、法则和规则的要求，采取所有其他必需的行动和程序来有效合法的发行证券单位。

Section 3.2 Confidential Information. The Purchaser agrees that such Purchaser and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement, unless such information is known to the public through no fault of such Purchaser or his or its employees or representatives; provided, however, that a Purchaser may disclose such information (i) to its attorneys, accountants and other professionals in connection with their representation of such Purchaser in connection with such Purchaser’s investment in the Company, (ii) to any prospective permitted transferee of the Units, so long as the prospective transferee agrees to be bound by the provisions of this Section 3.3, or (iii) to any general partner or affiliate of such Purchaser.

第3.2节 保密信息。购买人同意其对于公司根据本协议和其他交易文件提供给购买人、购买人员工、代理事代理的财务报表、报告或其他材料中的内部信息会保密、不披露、不泄露或使用，除非该内部信息非因购买人的过错而为公众所知悉，但是购买人可以披露以下(i)向购买人的律师、会计和其他专业人士披露其向公司的投资；(ii) 只要未来的证券单位受让人受本协议第3.3条约束，可以向未来受让人披露；或(iii)向购买人的一般合伙人或关联人披露。

Section 3.3 Compliance with Laws. The Company shall comply to comply in all material respects, with all applicable laws, rules, regulations and orders, except where non-compliance could not reasonably be expected to have a Material Adverse Effect.

第3.3节 符合法律。公司应在重大方面，符合相关的法律、法规、规则和命令的规定, 除非不符合不会对公司造成重大不利影响。

Section 3.4 Keeping of Records and Books of Account. The Company shall keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

第3.4节 记录和会计账册。公司应保存充分的记录和会计账册，与一般会计准则的记录规则相符，反映公司的所有金融交易。

Section 3.5 [intentionally omitted]

Section 3.6 No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

第3.6节 无操纵价格。公司不会直接或间接采取任何行动，意图或导致，或构成或合理预期会构成对公司证券价格的稳定和操纵。

Section 3.7 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the securities in a manner that would require the registration under the Securities Act of the sale of the securities or that would be integrated with the offer or sale of the securities for purposes of the rules and regulations of the Nasdaq Capital Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

第3.7节 集成。公司不应出售、提供出售或唆使购买公司任何证券，或针对公司任何证券的进行交涉（依据证券法第2节定义），从而使此证券与证券法下所规定的方式注册的其他提供出售或出售的证券向整合，或与相关交易进行交割前需根据纳斯达克要求需要由股东批准的证券向整合，除非此交易在交割前已获得股东批准。

Section 3.8 [Intentionally omitted]

Section 3.9 Use of Proceeds. The Company shall use the net proceeds from the sale of the Units hereunder for working capital and general corporate purposes and shall not use such proceeds: (a) for the redemption of any Common Stock or Common Stock Equivalents, or (b) in violation of FCPA or OFAC regulations.

第3.9节 所得款项用途。公司应将本协议下出售证券单位的所得款项用于运营和公司日常支出，且不得将所得款项用于（a）赎回公司任何普通股或普通股等价物或（b）违反海外反腐败法或美国财政部海外资产控制法规。

For the purpose of this Agreement, the term “Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time shares of Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, shares of Common Stock.

仅就本协议而言，“普通股等价物”指公司或公司子公司任何授权持有人在任何时候可获得普通股的证券，包括但不限于，任何外债、优先股、权利、期权、权证或其他可以在任何时候可转换、可实行或可交换或使持有人在任何时候获得普通股的票据。

Section 3.10 Reporting Status. Until the date on which the Purchasers shall have sold all of the Units (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

第3.10节 报告状态。截止购买人将其证券单位全部出售的当天（“报告期限”）为止，公司应适时的相SEC提交交易法案下要求的所有文件并不应终止其在交易法下需提交相关报告的发行人身份，即便交易法或其他法律法规无此规定或对于其发行人身份的终止已被批准。

ARTICLE IV

第四条

CONDITIONS

条件

Section 4.1 Conditions Precedent to the Obligation of the Company to Sell the Units. The obligation hereunder of the Company to issue and sell the Units is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

第4.1节 公司出售股票的义务的前提条件。在此协议下，公司仅在以下各条件在交割时或交割之前被满足或被放弃时，才承担发行并向购买人出售证券单位的义务。此等条件是基于公司的利益，公司可随时依据自己的决定选择放弃此等条件。

(a) Accuracy of the Purchaser’s Representations and Warranties. The representations and warranties of the Purchaser in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

购买人的陈述与保证的准确性。此协议中购买人的陈述与保证以在各个重大方面都应真实并且准确，此真实性和准确性是针对协议签署时和交割日来衡量，但是若陈述和保证中明示说明了产生日期，则按照此日期来衡量。

(b) Performance by the Purchaser. The Purchaser shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing.

购买人的履行。在交割时或交割之前，购买人应在各方面履行，达到并符合购买人应履行，达到或符合此协议所必需的要求，合同和条件。

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

无强制令。任何有管辖权的法院或政府机构不得制定，通过，颁布或支持任何禁止此协议中所述交易发生的法条，规则，规章，可执行命令，法令，判决或强制令。

(d) Delivery of Purchase Price. The Purchase Price for the Units shall have been delivered to the Company.

购买价格的告知。证券单位购买价格应已支付给公司。

(e) Delivery of this Agreement. This Agreement shall have been duly executed and delivered by the Purchaser to the Company.

合同的签署。购买人应签署此合同并递交至公司。

(f) Shareholder Approval. An approval of the issuance of the Units, including the Warrants, by the Company’s stockholders shall have been obtained before the Units, including the Warrants, are issued to the Purchasers. The closing conditions in this Section 4.1(f) are not waivable and may not be waived by any party hereto.

股东大会批准。在公司向购买人发放证券单位，包括认股权证，之前，公司须获得股东大会对此次证券单位，包括认股权证，发行的批准。第4.1(f)节中的交割条件不可豁免，任何一方均不得豁免该等条件。

Section 4.2 Conditions Precedent to the Obligation of the Purchaser to Purchase the Units. The obligation hereunder of the Purchaser to acquire and pay for the Units offered in Offering is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion.

第4.2节 购买人购买股票的义务的前提条件。在此协议下，购买人仅在以下各个条件在交割时或交割之前被满足或被放弃时，才承担购买证券单位并支付的义务。此等条件是基于购买人的利益，并且购买人可随时自行决定选择放弃此等条件。

(a) Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all respects as of such date.

公司的陈述与保证的准确性。此协议中公司的陈述与保证在各个重大方面都应真实并且准确，此真实性和准确性是针对协议签署时和交割日来判定，但是若陈述和保证中明示说明了做出日期，则按照此日期来判定。

(b) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

公司的履行。在交割时或交割之前，公司应在各方面履行，满足并符合所有公司履行，满足或符合此协议所必需的合意，合同和条件。

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

无强制令。任何有管辖权的法院或政府机构不得制定，通过，颁布或支持任何禁止此协议中所述交易发生的法条，规则，规章，可执行命令，法令，判决或强制令。

(d) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company, or any of the officers, directors or affiliates of the Company seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

无诉讼程序或诉讼。不得在任何仲裁员或任何政府机构提起任何诉讼，案件或诉讼程序；任何政府机构不得针对公司，或公司的任何管理人员，董事会成员或附属机构发起调查，试图限制，禁止或改变此协议所述的交易或要去与此类交易有关的损害赔偿。

(e) Certificates. The Company shall have executed and delivered to each Purchaser a shareholder statement for the Shares being acquired by such Purchaser and a Warrant immediately after the Closing to such address set forth next to each Purchaser with respect to the Closing.

证书。公司应当在交割后立即签署并向每位购买人所购买的普通股与期权送达一份股东声明。送达地址依交割时购买人的地址为准。

(f) Resolutions. The Board of Directors of the Company shall have adopted resolution consistent with Section 2.1(b) hereof in a form reasonably acceptable to such Purchaser (the “Resolution”).

决议。公司董事会应采纳与此协议中第2.1节(b)相一致的，在形式上可被此购买人合理的接受的决议（ “决议”）。

(g) Material Adverse Effect. No Material Adverse Effect shall have occurred at or before the Closing Date.

重大负面影响。在交割日或交割日之前不得产生重大负面影响。

ARTICLE V

第五条

Stock Certificate Legend

股权证书上的说明

Section 5.1 Legend. Each of the Shares underlying the Units shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

第5.1节 限制交易说明。每份证券单位中相应的普通股都应盖印或刻印有与下段文字基本相同的限制交易说明（此受限说明是对任何相关的州证券法或“蓝天”法下的限制交易说明的补充）：

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF SINGULARITY FUTURE TECHNOLOGY LTD (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (C), (D) OR (E), THE HOLDER HAS DELIVERED TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE 1933 ACT”

此股权证书中的证券尚未按照1933年美国证券法（“1933法案”）或任何州证券法的要求进行登记。为了保障Singularity Future Technology Ltd（“公司”）的利益，持有人同意其购买的证券只可以在如下情况被邀约，出售，质押或转让：(a) 与公司之间的交易，(b) 根据有效的1933法案规定的申报登记表，并符合任何适用的当地证券法律和法规下进行的交易，(c) 1933法案第904条规定下符合任何适用的当地证券法律法规的美国境外交易，(d) 符合1933法案第144条规定的登记豁免，并符合任何适用的州证券法的交易, 或者 (e)不需要按照1933法案的要求登记，并符合任何适用的州证券法的交易——前提是在(c)，(d)或(e)所述的情况下，持有人已向公司，公司注册处以及过户代理人交付了符合他们要求的有关公认地位的法律意见书。此外，除非符合1933法案的要求，此股权证书中的证券不可以被用来进行对冲交易。

ARTICLE VI

第六条

Indemnification

补偿

Section 6.1 General Indemnity. The Company agrees to indemnify and hold harmless the Purchaser (and their respective directors, officers, managers, partners, members, shareholders, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Purchaser as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. The Purchaser, severally but not jointly, agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Company as a result of any inaccuracy in or breach of the representations, warranties or covenants made by such Purchaser herein. The maximum aggregate liability of the Purchaser pursuant to its indemnification obligations under this Article VI shall not exceed the portion of the Purchase Price paid by the Purchaser hereunder. In no event shall any “Indemnified Party” (as defined below) be entitled to recover consequential or punitive damages resulting from a breach or violation of this Agreement.

第6.1节 常规补偿。公司同意补偿购买人（及其各自的董事会成员，高级职员，管理层人员，合伙人，成员，股东，附属机构，代理人，继承人和子实体）并保证其免受任何及所有的损失，责任，短缺，费用，损害赔偿和花销（包括但不限于，合理的律师费），以上所有损失都由购买人承担的，因公司做出的保证，陈述和协议中的不准确或违反了其中条款而产生。购买人同意分别但不连带的补偿公司及其董事会成员，附属机构，代理人，继承者和子实体，并使其免受任何及所有的损失，责任，短缺，费用，损害赔偿和花销（包括但不限于，合理的律师费），以上所有损失是由公司承担的，因购买人做出的保证，陈述和协议中的不准确或违反了其中条款而产生。购买人依此第6.1条中所述补偿而承担的最大的总责任不得超过此购买人所支付的购买价格。任何“受补偿方” （定义见下）不得享有因违反此协议而引起的间接损害赔偿或惩罚性损害赔偿。

Section 6.2 Indemnification Procedure. Any party entitled to indemnification under this Article VI (an “Indemnified Party”) will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the Indemnified Party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. In the event that the indemnifying party advises an Indemnified Party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnified Party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party which relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall be liable for any settlement if the indemnifying party is advised of the settlement but fails to respond to the settlement within thirty (30) days of receipt of such notification. Notwithstanding anything in this Article VI to the contrary, the indemnifying party shall not, without the Indemnified Party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnified Party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the Indemnified Party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the Indemnified Party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

第6.2节 补偿程序。任何依据此第六条有权享有补偿的当事方（“受补偿方”）应就任何因此补偿而引出的诉讼请求向补偿方发出书面通知；前提是，若受补偿方未能发出此通知，补偿方仍需承担其在此第六条下的补偿责任，除非此不作为会对补偿方产生不公正结果。在就此补偿而向受补偿方提出的任何诉讼，诉讼程序或诉讼请求中，补偿方应有权参与其中并与法律顾问一起提出受补偿方合理的觉得满意的抗辩，除非依据受补偿方的合理的判断，存在利益冲突，并且补偿方很可能在此诉讼，诉讼程序或诉讼请求中胜出。若补偿方告知受补偿方其将应诉，或在收到任何关于补偿的通知后的三十（30）天内未能书面通知受补偿方其将选择自费应诉，调解或折中方式（或在应诉后的任何时候停止抗辩），则受补偿方可自由选择应诉，调解或其它折中方法，或支付此诉讼或诉讼请求的费用。在任何情况下，除非补偿方书面选择并确已开始抗辩，因此抗辩，调节或折中方式而产生的受补偿方的费用和花销应为可依此条款补偿的款项。受补偿方应就此诉讼或诉讼请求的协商或抗辩与补偿方全力合作，并向补偿方提供受补偿方可合理获取的与此诉讼或诉讼请求相关的所有信息。补偿方应将抗辩或任何调解协商 的进展情况及时 通知受补偿方。若补偿方选择应诉此诉讼或诉讼请求，则受补偿方应有权自费与法律顾问参与到此抗辩中。补偿方不因任何未获其书面同意便生效的调解承担责任，但是，若已将调解告知补偿方，但补偿方未能在收到此通知的三十（30）天内回应，则补偿方应对此调解承担责任。除非与此第六条规定相冲突，若未得到受补偿方的事先书面同意，补偿方不得同意调解或采用折中方式或同意任何要求受补偿方承担任何将来义务的判决或者不包含要求起诉方或原告免除所有受补偿方与此诉讼请求相关的所有责任这一无条件条款的判决。只要受补偿方同意（此同意为不可撤回）若适格法律管辖区的法院最终判定此当事方无权获得补偿，受补偿方将退还此所有补偿，则在调查或抗辩过程中收到的账单的款项，或在此期间产生的花销，损失，损害赔偿或责任的补偿应分期支付。此补偿协议是以下权利的补充（a）受补偿方针对补偿方所享有的任何诉因，及（b）任何补偿方可能依法承担的责任。

ARTICLE VII

第七条

Miscellaneous

其他条款

Section 7.1 Fees and Expenses. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

第7.1节 费用和花销。除此协议所述，各当事方应自行支付其顾问，会计师和其他专家的费用和花销，以及所有其他与协商，准备，执行，送达和履行此协议有关的花销。

Section 7.2 Specific Enforcement, Consent to Jurisdiction.

第7.2节 特别履行，同意接受司法管辖。

(a) The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

公司和购买人承认并同意一旦发生无法补救的损失，不得要求此协议的特别履行。双方也就此同意各方都有权要求强制令以阻止或消除此协议的违约情况，并要求执行此协议中的具体条款，此救济是对任何依据法律或衡平法可适用的救济的补充。

(b) Each of the Company and the Purchaser hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or thereby. Each of the Company and the Purchaser consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7.2 shall affect or limit any right to serve process in any other manner permitted by law. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company hereby appoints Hunter Taubman Fischer & Li LLC, with offices at 950 Third Avenue, 19th Floor, New York, NY 10022 as its agent for service of process in New York. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

公司和购买人就所有因此协议或其所述的交易而产生的诉讼或诉讼程序，接受位于纽约州南区的美国巡回法院以及位于纽约郡的纽约州法院的管辖。公司和购买人同意在此类诉讼中送达服务可通过使用挂号信或第二日送达服务（需有送达的证明）或电子邮件、电话传真将依此协议所需的通知复印件送达至有效的地址，并同意此类送达是良好有效的法律文书送达和通知。第7.2节不得影响或限制任何其他法律允许的送达方式。各当事方就此放弃对个人送达法律文书的要求，同意以邮寄作为法律文书送达方式，并同意此类送达是良好有效的法律文书送达和通知。公司就此指定翰博文律师事务所（950 Third Avenue, 19th Floor, New York, NY 10022）为文书送达的代理人。此条款不得限制任何其他法律所允许的有关法律文书送达的权利。

Section 7.3 Entire Agreement; Amendment. This Agreement contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any of the Purchaser makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Purchaser, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.

第7.3节 合同的完整性；修正。此协议中包含了合同各方对此协议的相关事项的完整理解和合意，除非此协议中明确指明，公司或购买人没有对此协议中所述事项做出其他任何陈述，保证，协议或承诺；针对所述事项的所有先前的理解和合意都合并到此协议中，并被此协议所取代。若无公司和购买人的书面同意，此协议的任何条款不得被取消或修改。

Section 7.4 Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 7.4), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

第7.4节 通知。所有通知，要求，同意，请求，指示和其他因此协议需要或允许的交流或与此协议中的交易相关的交流应以书面形式出现，在以下情况中，应被视为已送达并由预期的接收者收取：（i）若人力递送，则是递送的工作日（以人力递送服务的收据为证），（ii）若由要求回执的挂号信邮寄，则为邮寄后的两（2）个工作日，（iii）若使用第二日送达的快递服务（预付所有费用），则为递送的工作日（以具有一定公信力的第二日送达服务的收据为证），或（iv）若通过传真，且在收信人当地时间下午六点前发出的，为传真当天，若在其他时间，则为下一个工作日（以发送方传真机器打印的确认发送的通知为证）。若任何通知，要求，同意，请求，指示和其他交流因地址改变且未事前通知（须符合第7.4节要求），或者拒绝接收，则此通知，要求，同意，请求，指示和其他交流应视为在通知发出的第二个工作受到（以发送方的宣誓书为证）。所有此类通知，要求，同意，请求，指示和其他交流应递送至以下地址或传真号码：

If to the Company:

若至公司：

Singularity Future Technology Ltd

48 Wall Street, Suite 1100

New York, NY 10005

sherryf@sglyfuture.com

with copies (which shall not constitute notice) to:

同时复印件（不构成通知）寄至：

Hunter Taubman Fischer & Li LLC

950 Third Avenue, 19th Floor

New York, NY 10022

Attn: Joan Wu, Esq.

Email: jwu@htflawyers.com

If to Purchasers:

如至购买人：

The addresses listed on Exhibit B

在附件B中列明的地址

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

任何当事方可时常更改通知所用的地址，但需提前十（10）天以书面形式告知另一方。

Section 7.5 Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

第7.5节 豁免。任何一方关于对某一条款，条件或要求违约的豁免不能视为未来或对其他条款，条件或要求的豁免。

Section 7.6 Headings. The section headings contained in this Agreement (including, without limitation, section headings and headings in the exhibits and schedules) are inserted for reference purposes only and shall not affect in any way the meaning, construction or interpretation of this Agreement. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate. References to the singular shall include the plural and vice versa.

第7.6节 编号。此协议中的编号（包括但不限于各节编号以及附表和清单中的编号）仅是出于引用方便的考虑，不影响此协议的释义，解释或理解。任何分性别或不分性别的指代都应包括所有性别的指代。任何单数名词包应包括其相对应的复数名词，反之亦然。

Section 7.7 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchaser, as applicable, provided, however, that, subject to federal and state securities laws, a Purchaser may assign its rights and delegate its duties hereunder in whole or in part to an affiliate or to a third party acquiring all or substantially all of its Units in a private transaction without the prior written consent of the Company or the other Purchaser, after notice duly given by such Purchaser to the Company provided, that no such assignment or obligation shall affect the obligations of such Purchaser hereunder and that such assignee agrees in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to the Purchaser. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

第7.7节 继承者和子实体。若未获得公司和购买人的事前书面同意，各当事方公司不得转让本协议；但是，依据联邦和州的证券法或交易文件所述，在未获得公司或其他购买人的事前书面同意下，但此购买人告知公司之后，购买人可向附属机构或在非公开交易中收购了其全部或基本全部证券单位的第三方转让其全部或部分权利及义务；但是，此权利或义务的转让会影响此购买人在协议下的义务，此受转让者书面同意就被转让的证券以及接受此协议中适用于此购买人的条款的约束力。此协议的条款对允许的各继承者和子实体具有约束力。除在此协议中明示之外，此协议的条款，明示或暗含的，都不赋予除协议中的当事方及其各自的继承者和子实体任何权利，救济，义务或责任。

Section 7.8 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. This Agreement shall be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

第7.8节 适用法律。此协议应根据纽约州的州内法执行和解释。此协议适用“对起草人不利”的原则。

Section 7.9 Survival. The representations and warranties of the Company and the Purchaser shall survive the execution and delivery hereof and the Closing hereunder for a period of three (3) years following the Closing Date.

第7.9节 存续。公司和购买人的保证与陈述在此协议签署和送达后继续有效，有效期为交割日之后的三年。

Section 7.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

第7.10节 副本。此协议可在多个副本上签署，每一份副本都可视为原件，所有副本都可视为同一协议并且在各方签署并送达本协议另一方时生效，当事方无需签署每一份副本。若签名是通过传真发送，此传真签名对签署方的约束力与将此传真签名视为原件的约束力相同

Section 7.11 Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

第7.11节 可分割性。此协议中的条款具有可分割性，若具有适格管辖权的法院判定此协议和交易文件中的任意条款无效，不合法或不可执行，其他条款的效力不受影响，并且在解释此有效条款时，应将无效的条款视为不存在，以便有效条款能在最大程度上被执行。

Section 7.12 Individual Capacity. Each Purchaser enters into this Agreement on its own capacity, and not as a group with other Purchasers. Each Purchaser, severally but not jointly, makes representations and warranties contained under this Agreement.

第7.12节 个人名义。各购买人是以其个人名义签署此合同，而非与其他购买人为一个团体。各购买人，独立地而非联合地，作出此合约下包含的陈述和保证。

Section 7.13 Termination. This Agreement may be terminated prior to Closing by mutual written agreement of the Purchaser and the Company.

第7.13节 终止。此协议可在交割前由购买人和公司双方书面同意终止。

Section 7.14. Language. The Agreement is in both English and Chinese, which both have binding effects. If there is any conflict between the English and Chinese language, English language prevails.

第7.14节 语言。本协议含有英文和中文，英文和中文都有约束力。如两个语言版本有冲突，以英文版本为准。

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

[余页故意留空；下页为签名页]

[Signature Page of the Company]

[公司的签字页]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

在此各方确认和签署。

The Company: 公司	Singularity Future Technology Ltd.

By:
	Name:	Jia Yang
	Title:	Chief Executive Officer 首席执行官

Signature Page of the Purchaser

购买人签字页

IN WITNESS WHEREOF, the Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

购买人在此确认和同意协议的条款，并有效签署该协议。

The Purchaser: 购买人:

By:
签字
Name:
名称

Number of Units Purchased （购买的证券单位数）:

Total Purchase Price（购买价格）: ($[●] 购买证券单位数)

Address and Contacts of Purchaser 购买人的地址和联系方式

Telephone （电话）:
Fax （传真）:
Email （电子邮箱）:

Appendix C

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

FORM OF COMMON STOCK PURCHASE WARRANT

SINGULARITY FUTURE TECHNOLOGY LTD.

Warrant Shares: [●]	Issuance Date: [●, 2025]

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, [●] or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after [●, 2025] (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on [●, 2030] (the “Termination Date”) but not thereafter, to subscribe for and purchase from Singularity Future Technology Ltd., a Virginia corporation (the “Company”), up to 5,364,807 shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. This Warrant is one of the warrants to purchase shares of Common Stock issued pursuant to that certain Securities Purchase Agreement (the “Purchase Agreement”) dated as of June 19, 2025 among the Company and the purchasers signatory thereto, as amended from time to time.

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

Section 2. Exercise.

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or a PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(e)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b) Exercise Price. The exercise price of the Common Stock under this Warrant shall be $1.165, subject to adjustment hereunder (the “Exercise Price”).

(c) Cashless Exercise. If at any time after the three-month anniversary of the Issuance Date, there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c). Without limiting the cashless exercise provision set forth in this Section 2(c), the liquidated damages provision in Section 2(d)(i) or the buy-in provision in Section 2(d)(iv), there is no circumstance that would require the Company to net-cash settle this Warrant.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

(d) [Reserved]

(e) Mechanics of Exercise.

(i) Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

(ii) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iii) Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

(iv) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

(v) Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

(vi) Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3. Certain Adjustments.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(c) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

(d) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(e) Notice to Holder.

(i) Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

(ii) Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

(a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial Issuance Date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Purchase Agreement.

(e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

(a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

(b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

(d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

(f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

(g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

(i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

(l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

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(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

Singularity Future Technology Ltd.

By:
Name:	Jia Yang
Title:	Chief Executive Officer

NOTICE OF EXERCISE

To: Singularity Future Technology Ltd.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

[SIGNATURE OF HOLDER]
Name of Investing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:
Email Address:
Dated:
Holder’s Signature:
Holder’s Address: